Business combination	6 Months Ended
Jun. 30, 2022
Business Combination and Asset Acquisition [Abstract]
Business combination

Note 4 — Business combination

Acquisition of Shanghai Qishuo:

On December 2, 2021, Infobird Beijing completed its 51% acquisition of Shanghai Qishuo, a PRC limited liability company and a SaaS provider of big data analysis to retail stores aimed at operation improvement, for approximately $1.3 million (RMB 8.6 million). Shanghai Qishuo is a fast-growing provider of consumer product and retail store digitalization solutions. Before the acquisition, its business was mainly focused on shoes and footwear retail stores digital operation transformation. Shanghai Qishuo is experienced in this market through serving leading clothing brands in China and has leveraged its deep understanding of retail clothing and footwear store operations.

The acquisition of Shanghai Qishuo will enable the Company to further penetrate the consumer product and retail industries. The synergy of Shanghai Qishuo and the Company’s other subsidiaries will allow the Company to combine industry-specific experiences and products to optimize the Company’s standardized products and offer additional innovative solutions for real business problems.

The Company’s acquisition of Shanghai Qishuo was accounted for as business combination in accordance with ASC 805. The Company then allocated the fair value of consideration of Shanghai Guoyu based upon the fair value of the identifiable assets acquired and liabilities assumed on the acquisition date. The Company estimated the fair values of the assets acquired and liabilities assumed at the acquisition date in accordance with the Business Combination standard issued by the FASB with the valuation methodologies using level 3 inputs, except for other current assets and current liabilities were valued using the cost approach. Management of the Company is responsible for determining the fair value of assets acquired, liabilities assumed and intangible assets identified as of the acquisition date and considered a number of factors including valuations from independent appraisers. Acquisition-related costs incurred for the acquisitions are not material and have been expensed as incurred in general and administrative expense.

The following table summarizes the fair value of the identifiable assets acquired and liabilities assumed on the acquisition date, which represents the net purchase price allocation on the date of the acquisition of Shanghai Qishuo based on valuation performed by an independent valuation firm engaged by the Company and translated the fair value from RMB to USD using the exchange rate on December 2, 2021 at the rate of USD 1.00 to RMB 6.38.

Fair Value
Consideration paid	$1,340,903
Fair value of noncontrolling interest	966,862
Less: fair value of net assets of Shanghai Qishuo
Cash	36,369
Other current assets	98,830
Fixed assets	55,550
Intangibles – customer relationship	172,514
Other current liabilities	(64,101)
Total fair value of net assets	299,162
Goodwill as of acquisition date	$2,008,603

Customer relationship, including the customer list in the retail industry which will be revenue driver for Shanghai Qishuo has a fair value of approximately $172,514 and estimated finite useful life of 4 years from the acquisition.

Approximately $2.0 million of goodwill arising from the acquisition is mainly attributable to the excess of the consideration paid over the fair value of the net assets acquired that cannot be recognized separately as identifiable assets under U.S. GAAP, and comprise (a) the assembled work force and (b) the expected but unidentifiable business growth as a result of the synergy resulting from the acquisition.

The amounts of revenue and net loss that resulted from the acquisition and were included in the unaudited interim condensed consolidated statements of operations and comprehensive income (loss) during the six months ended June 31, 2022 were $139,902 and $30,080, respectively.

Pro forma results of operations from the acquisition for the year ended December 31, 2021 were immaterial.